CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement to Statement of Additional Information

Dated August 19, 2011

This Supplement to the Statement of Additional Information (“SAI”) dated July 29, 2011 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the SAI to include revised information as described below.

The following table replaces the same table found on page 13 of the SAI:

Trustee*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Thomas E. Quinn	0	0	0	0
Richard L. Boger	$6,000	0	0	$6,000
Laurin M. McSwain	$5,500	0	0	$5,500
Leslie W. Gates	$5,500	0	0	$5,500
G. Harry Durity	$3,750	0	0	$3,750

*Each of the Trustees serves as Trustee to the three Funds of the Trust. The members of the Board of Trustees may elect to receive all or part of their compensation in shares in one or more of the Funds in lieu of cash compensation.  Each member of the Board of Trustees may elect the Fund or Funds in which he or she wishes to receive such compensation.